Exhibit 10.4

                              SUBCONTRACT AGREEMENT
                                 NUMBER 9908089
                    BY AND BETWEEN EMPS RESEARCH CORPORATION
                           AND THE UNIVERSITY OF UTAH



     This Subcontract Agreement ("Agreement") is entered into and effective as of August 14, 2001 by and between EMPS Research Corporation, a corporation having its principal place of business at 875 Donner Way, Suite 705, Salt Lake City, UT 84108, ("Company") and the University of Utah (Tax ID #876000525), an institution of higher education for the State of Utah ("Subcontractor").


                                    RECITALS:

     WHEREAS, Company has received prime funding from the Department of Energy
(DOE) under Contract #DE-FG36-01G011035 (the "Prime Contract"), and has provided to the Subcontractor a copy of the award document which is incorporated herein by this reference, Attachment 1, for the research project entitled Development of a High Frequency Eddy Current Separator (the "Project") and

     WHEREAS, it is considered in the best interest of Company and DOE for Subcontractor to participate in the Project; and

     WHEREAS, Subcontractor wishes to enter into this Agreement with Company to perform the work described herein and has the capability to complete the work.

                                    AGREEMENT

     NOW, THEREFORE, for and in consideration of the mutual covenants, conditions and undertakings herein set forth, the parties agree as follows:

     1. Statement of Work. In connection with the Project, Subcontractor agrees to perform for Company certain research (hereinafter "Research") described in the Statement of Work and Deliverables set forth in Appendix A, which is attached hereto and incorporated herein by this reference.

     2. Period of Performance. The Project period under this Agreement is intended to commence on August 15, 2001 and continue until August 14, 2003. Contingent upon the continuation of prime funding under the Prime Contract, this Agreement may be extended for additional periods of performance beyond the Initial Term, upon written approval by Company of a continuation.

     3. Allowable Cost and Payment. For the performance of this Agreement, Company shall pay the Subcontractor the compensation as described below subject to the applicable cost principles regarding allowable costs as amplified by OMB Circular A-21 Cost Principals for Educational Institutions

          3.1 Compensation. Company agrees to pay Subcontractor for performance of the Research under this Agreement on a cost reimbursement basis. The total compensation to be paid by Company to Subcontractor for the Research shall not exceed forty nine thousand nine hundred eighty four dollars ($49,984) for the first year of the project as set forth in the itemized budget contained in Appendix B, which is attached hereto and incorporated herein by this reference. Rebudgeting shall be allowed only with the prior written approval of Company at Company's sole discretion, or as otherwise authorized under the Prime Contract. Additional funds for the Project's second year are anticipated to be fifty four thousand, nine hundred eighty four and, pending Prime authorization, shall be authorized by amendment to this agreement at the end of the first year of Project performance.

          3.2 Payment. Progress payments shall be made by Company to Subcontractor from the Prime award proceeds, based upon quarterly invoices submitted by Subcontractor. The amounts of all such progress payments shall be limited exclusively to allowable costs and shall be based upon Subcontractor's verified progress in completing the Research. Each invoice should state the period for which reimbursement is being requested and should be submitted on the Subcontractor's standard billing form. All invoices shall itemize current incurred costs, cumulative incurred costs, indirect costs (calculated at rates approved by the cognizant governmental authority) and shall reference the subcontract number issued by the Company under this Agreement. Invoices shall be delivered to Steve Smoot, Project Manager, EMPS Research Corporation at 875 Donner Way, Suite 705, Salt Lake City, Utah 84108, fax 801-582-8600. All properly submitted and verified invoices shall be paid within 30 days of delivery to Company, provided that Company's obligation to pay is contingent upon receipt by Company of budgeted Award funds from the Prime and that Company shall have the right to refuse to pay all or any portion of any invoice pending verification of the accuracy of the invoice or resolution of any dispute with Subcontractor regarding any invoice. Payment of final invoice shall be contingent upon satisfactory completion of the Deliverables (as defined in Appendix A) and acceptance by Company of all final reports required under this Agreement.

          3.3 Disallowable Costs. In the event any payments to the Subcontractor under this Agreement are subsequently disallowed by the Prime Contractor or Company as items of cost to this Agreement, the subcontractor shall repay Company on demand the amount of any such disallowed items or, at the discretion of Company, Company may deduct such amounts from subsequent payments to be made to the Subcontractor hereunder, without prejudice, however, subject to the Subcontractor's right thereafter to establish the allowability of any such items of cost under the Agreement.

     4. General Provisions. Subcontractor shall carry out the activities and intent of this Agreement in accordance with the General Provisions, Certifications and Assurances set forth in Attachment 2, attached, hereto and incorporated herein by this reference (the "General Provisions.")

     5.   Technical Supervision

          5.1 Supervision by Company. The principal investigator under the Prime Contract is Stephen Smoot, or such other person as may be designated by Company, who shall have primary responsibility for technical supervision of the Project.

          5.2 Supervision by Subcontractor. The person with primary responsibility for supervision of the performance of the Research on behalf of Subcontractor shall be Dr. Rajamani. No other person shall replace or substitute for Dr. Rajamani in the supervisory responsibilities hereunder without the prior written approval of Company, which may be granted or withheld at Company's sole discretion.

     6. Flow-Down of Provisions. This Agreement shall be subject to, and incorporate by this reference, all applicable provisions of the Prime Contract; any contract policy statements or manuals issued by any source of prime funding for the Contract (with the exception that there shall be no automatic carryover of un-obligated funds and no automatic no-cost extension without the prior written approval of Company); and all applicable laws, regulations, guidelines and policies referenced in any of the above described documents. Company shall provide Subcontractor with copies of any such documents upon request.

     7. Reporting Requirement. Upon the first day of the first full quarter after commencement of the Research hereunder, and every quarter thereafter, Subcontractor shall provide written reports to Company on all expenditures and progress in the performance of Research as outlined or required in the Statement of Work and Deliverables. Such reports shall fully and promptly disclose to Company any formulae, inventions, discoveries, improvements or other significant progress made or discovered in the course of the Project, whether patentable or not. Subcontractor shall furnish a final written report to Company within sixty (60) days of the completion of the Research.

     8.   Audits and Records.

          8.1 Audit Requirement. Subcontractor shall comply with all federal audit requirements, including the requirements of OMB Circulars A-110 and A-133.

               [x] A. A-133 or A-128 Single Audit. Subcontractor shall submit a copy of the latest single audit report to the Company prior to the first payment. In cases where the auditor's report identifies instances of non compliance with federal laws and regulations in the performance or administration of this Agreement, Subcontractor shall so notify Company and provide Company with copies of Subcontractor's response to the auditor's report and a Subcontractor's plan for corrective action.

               [ ] B. Project Specific Audit. This option may only be used if the Subcontractor is not subject to an A-133 or A-128 Single Audit. Subcontractor shall contract with an independent auditor to perform a Project-Specific audit following generally accepted government audit standards (GAGAS). The audit report is to be submitted to the Company within ninety (90) days after Agreement end date. If the Project-Specific audit report is not submitted to the Company within such a time period, the Company will terminate the Agreement and the Subcontractor shall refund all income received under the Agreement. Moreover, Subcontractor will not be allowed to bid on future Company subcontracts.

               [ ] C. Company Documentation Audit. This option may only be used if the Subcontractor is not subject to an A-133 or A-128 Single Audit. Subcontractor shall submit to Company appropriate documentation (i.e. time sheets, expenditure receipts, etc.) supporting Subcontractor's expenses to be reimbursed by Company. Such documentation must be attached to each invoice and will be reviewed by Company personnel for compliance with applicable laws and regulations prior to reimbursement. If the Company determines that the documentation is inadequate, Subcontractor shall provide additional data before payment is made to the Subcontractor.

          8.2 Inspection of Records. Upon reasonable notice and during normal business hours, Company, any sponsor of the Prime Contract, or any of their duly authorized representatives shall have access to any financial records, supporting documents, statistical records or other records pertinent to the Research and this Agreement throughout the term of this Agreement and for a period of at least three (3) years following completion of the Research.

     9. Equipment. The cost of equipment acquired hereunder by Subcontractor, if any, shall be considered allowable costs provided the cost of such equipment does not exceed the budgeted cost as set forth in Appendix B hereof. Company shall have no obligation to reimburse any equipment costs which, in the aggregate, exceed twenty-five percent (25%) of the Total Direct Costs set forth in Appendix B, unless Subcontractor receives prior written approval from Company. Title to all equipment purchased by Subcontractor with funds provided in whole or in part under this Agreement, and to all equipment otherwise furnished by Company or any prime funding agency hereunder shall be subject to the Prime Contract sponsor's equipment terms and conditions. Upon request, Subcontractor shall annually provide Company with a list of all equipment acquired by Subcontractor with funds budgeted under this Agreement, and upon completion or termination of this Agreement, a composite list of all such equipment. Upon completion or termination of this Agreement Company may, upon request by Subcontractor and at Company's discretion, transfer title to such equipment to Subcontractor according to such terms and conditions as may be specified in the Prime Contract and all applicable policies of the Prime Contract sponsor.

     10. Publication and Rights to Data. The results of any research conducted under this Agreement may be published jointly by Company and Subcontractor, or by either institution separately. Publications arising out of the Project shall give due credit to all participants in the Project, including all sources of funding. To the extent authorized under the Prime Award, Company shall have the right to copyright, publish, disclose, disseminate or use for any purpose, in whole or in part, any data and information received or developed under this Agreement. Subcontractor may not use the name of Company in any news release or advertising or any publications directed to the general public without written approval of Company.

     11. Patents and Inventions. Subcontractor shall notify Company of any patentable discoveries or inventions made and/or conceived, or for the first time actually reduced to practice, by Subcontractor or any use of its employees or subcontractors, in connection with the performance of the Research under this Agreement. Ownership and administration of all such patents and inventions shall be in accordance with the provisions of the Prime Award and with all applicable federal regulations. Ownership of inventions, discoveries, and improvements (hereinafter "Inventions") shall be determined according to inventorship and inventorship shall be determined according to U.S. Patent law. Accordingly, Subcontractor shall own all rights, title and interest in all inventions and improvements conceived or reduced to practice solely by Subcontractor and/or its agents or employees in the performance of the research or Services and may, at its election, file all patent applications relating thereto. Any Inventions conceived or reduced to practice solely by Company and/or its agents or employees shall be the property of Company. Any Invention conceived or reduced to practice jointly by Company and Subcontractor and/or their agents or employees shall be joint property of Company and Subcontractor. In consideration of sponsor's support, of Subcontractor in performance of the Services, Subcontractor grants to Contractor an option for an exclusive license on any such inventions, improvements, applications or patents. Contractor's right to elect and exercise said option shall expire six months after Subcontractor has provided written notice to Contractor of any such invention, improvement, application or patent. In the event Subcontractor shall abandon its rights to any such Invention, Subcontractor shall assign to Contractor all of Subcontractor's rights, title and interest therein.

     12.  Indemnification

          12.1 Subcontractor is a governmental entity and is subject to the Utah Governmental Immunity Act, Section 63-30-1 et seq., Utah Code Ann. (1993 and Supp. 1995) (the "Act"). Subject to the provisions of the Act, Subcontractor shall indemnify, defend and hold harmless Company, its officers, agents and employees against any actions, suits, proceedings, liabilities and damages that may result solely from the negligent acts or omissions of Subcontractor, its officers, agents or employees in connection with this Agreement. Nothing in this Agreement shall be construed as a waiver of any rights or defenses applicable to Subcontractor under the Act, including without limitation, the provisions of
               Section 63-30-34 regarding limitation of judgments. Subcontractor shall give Company timely notice of any claim or suit instituted of which it has knowledge that in any way, directly or indirectly, affects or might affect Company, and Company shall have the right at its own expense to participate in the defense of the same.

          12.2 Indemnification by Company. Company shall indemnify, defend and hold harmless Subcontractor, its directors, officers, agents and employees against any actions, suits, proceedings, liabilities and damages that may result from the negligent acts or omissions of Company, its officers, agents or employees in connection with this Agreement. Company shall give Subcontractor timely notice of any claim or suit instituted of which it has knowledge that in any way, directly or indirectly, affects or might affect Subcontractor, and Subcontractor shall have the right at its own expense to participate in the defense of the same.

     13. Compliance with Laws. In performance of the Research, both Company and Subcontractor shall comply with all applicable federal, state and local laws, codes, regulations, policies, guidelines and orders. Subcontractor shall obtain, at its expense and as part of the price for Research, all required government licenses, permits, and approvals for the performance of the Research, except those licenses, permits and approvals which the Statement of Work and Deliverables specifies will be obtained by Company.

     15. Relationship of Parties. In assuming and performing the obligations of this Agreement, Subcontractor and Company are each acting as independent parties and neither shall be considered or represent itself as a joint venturer, partner, agent or employee of the other. Neither Company nor Subcontractor shall use the name or any trademark of the other in any advertising, sales promotion or other publicity matter without the prior written approval of the other party.

     16. Termination. This Agreement may be terminated by either party at any time and from time to time, by giving written notice thereof to the other party. Termination shall be effective (20) days after receipt of notice. Termination shall not relieve either party of any obligation or liability accrued hereunder prior to termination, or rescind or give rise to any right to rescind any payments made prior to the time of termination.

     17. Uncontrollable Forces. Neither Company nor Subcontractor shall be considered to be in default of this Agreement if delays in or failure of performance shall be due to uncontrollable forces the effect of which, by the exercise of reasonable diligence, the non performing party could not avoid. The term "uncontrollable forces" shall mean any event which results in the prevention or delay of performance by a party of its obligations under this Agreement and which is beyond the control of the non performing party. It includes, but is not limited to fire, flood, earthquakes, storms, lightning, epidemic, war, riot, civil disturbance, sabotage, inability to procure permits, licenses or authorizations from any state, local or federal agency or person for any of the supplies, materials, research or obligations required to be provided by either Company or Subcontractor under this Agreement, strikes, work slowdowns or other labor disturbances, and judicial restraint.

     18. Subcontracts. Subcontractor shall not subcontract any portion of the Research or substantive project effort without prior written approval of Company.

     19.  Miscellaneous.

          19.1 Assignment. Neither party shall assign or transfer any interest in this Agreement, nor assign any claims for money due or to become due under this Agreement, without the prior written consent of the other party.

          19.2 Entire Agreement. This Agreement, with its attachments, constitutes the entire agreement between the parties regarding the subject matter hereof and supersedes any other written or oral understanding of the parties. This Agreement may not be modified except by written instrument executed by both parties and signed by the authorizing authority representing each party.

          19.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties, their successors and permitted assigns.

          19.4 Notices. Except as provided in Section 3 hereof with regard to payment of invoices, any notice, reports or other communication required or permitted to be given to either party hereto shall be in writing and shall be deemed to have been properly given and effective: (a) on the date of delivery if delivered in person during recipient's normal business hours; or (b) on the date of delivery if delivered by courier, express mail service or first-class mail, registered or certified, return receipt requested. Such notice shall be sent or delivered to the respective addresses given below, or to such other address as either party shall designate by written notice given to the other party as follows:

          In the case of Subcontractor:

          Technical Contractual

          University of Utah                University of Utah
          412 WBB                           1471 Federal Way
          Salt Lake City, Utah 84102        Salt Lake City, Utah 84102
          Attn: Dr.  Raj Rajamani           Attn: Lynne U. Chronister, Director

          In the case of Company:

          Technical  Contractual

          Nolan Tilby                       Stephen Smoot
          P.O. Box 553                      875 Donner Way, Suite 705
          Roy, Utah 84067-0553              Salt Lake City, UT 84108
          Fax 801-334-6393                  fax 801 582-8600

     20. Order of Precedence. In the event of any conflict, inconsistency or discrepancy amount, the Agreement and any other documents listed below shall be resolved by giving precedence in the following order. (a) This Agreement including the Exhibits hereto (b) Prime Contract (c) Purchase Order issued by Company. This agreement shall supercede and replace any boilerplate provisions on a purchase order.

     21. Disputes. Any dispute arising out of the performance or payment under this Agreement shall be presented to the Subcontractor for resolution. Disputes that cannot be resolved by Subcontractor shall be determined by a court of competent jurisdiction in the State of Utah.

     22. Governing Law. This Agreement shall be interpreted and construed in accordance with the laws of the State of Utah, without application of any principles of choice of laws.

     23. Non waiver. A waiver by either party of any breach of this Agreement shall not be binding upon the waiving party unless such waiver is in writing. In the event of a written waiver, such a waiver shall not affect the waiving party's rights with respect to any other or further breach.

     24. Execution by Counterpart. This Agreement may be executed separately or independently in any number of counterparts, each and all of which together shall be deemed to have been executed simultaneously and for all purposes to be one Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives effective as of the day and year first written above.

UNIVERSITY OF UTAH "UNIVERSITY"                  EMPS RESEARCH CORPORATION

By:  /s/ Lynne Chronister                        By:  /s/ Stephen H. Smoot
    --------------------------------------          ----------------------------
    signature                                       signature

Name: Lynne U. Chronister                        Name: Stephen H. Smoot
      --------------------                             -------------------------
      (please print)                                   (please print)

Title: Dir. Office of Sponsored Projects         Title: Project Manager
       ----------------------------------               ------------------------

Date:  8/14/01                                    Date:   8/14/01
      ------------------------------------             -------------------------

                                   Appendix A
                                Statement of Work

Subcontractor will perform the work described in paragraph 7.0 "Statement of Work" of the attached HFECS Process Analysis and Testing, as directed by the Company.

                  High-Frequency Eddy Current Separator (HFECS)
                          Process Analysis and Testing

1.0 Objective: The proposed work is to remove metallic grains in sands or slag by means of a novel, patented device called HFECS. The dry mixture of foundry sands is passed through the gap between the poles of a magnet. The metallic granules are repelled from the falling stream of sand, and hence are separated from the sand. This novel device uses a high-frequency oscillating-field magnet to effect the separation of non-ferromagnetic electrically conductive materials.

2.0 Project Description: EMPS will produce a working model and engineering prototype to gather data on operation performance and production requirements. This unit will be tested with samples received from plants in the first year at the University of Utah. In the second year the HFECS will be tested at plant sites in the Salt Lake area.

3.0 Scientific Basis: An oscillating magnetic field is generated when radio-frequency current is passed through a wire coil. As the electrically conducting particle enters the field, an electromotive force (emf) is generated on the particle itself. This emf generation is like the emf generation when an electrical conductor moves in a fixed magnetic field or conversely a stationary conductor in an oscillating magnetic field. Due to the emf, an eddy current flows on the particle. These currents, in turn, induce their own magnetic field around the particle. Lenz rule of physics states that the induced magnetic field is vectorially opposed to the original or imposed oscillating field. Hence, the particle experiences a repelling force. The repelling force depends on the strength of the magnetic field, the frequency of oscillations, and the cross-sectional area and electrical conductivity of the particle.

4.0 Literature: The eddy-current phenomenon has undergone intense theoretical and experimental investigations. Scholmann (1) developed detailed theory of the deflecting force experienced by a particle passing over a series of bar magnets arranged with opposing poles adjacent to each other. Fletcher and co-workers (2,3) examined Schlomann's theory in their own experimental setup and published the results in series of papers. These theoretical developments have advanced to "aluminum magnets" in use today, which separate large aluminum pieces from landfill wastes.

5.0 Previous work: HFECS The eddy current separator was experimentally tested by Kim (4) under Prof Raj Rajamani's supervision at the University of Utah. These experimental results show that at higher frequencies the separation force experienced by the particle is greater. Larger particle size, strong magnetic field strength, and lighter particle density also contribute toward greater separation force. Thus, an aluminum particle, which is four times lighter than a lead, moves outward roughly five times more readily than lead.

In the test program, a mini-size belt feeder was constructed so it could feed a mixtures of 1-2 mm aluminum beads and limestone into the gap of an oscillating-field magnet. The magnet was energized to 1132 Gauss at a frequency of 54 kHz. The feed stream was separated into two streams upon passing through the oscillating field, the limestone falling straight through and the aluminum was deflected away from the magnet's gap.

6.0 Environmental Benefits: Because this eddy-current separator operates without the addition of water or chemical to the process stream, it can reduce the potential for surface and groundwater contamination. The eddy-current separator is designed to treat waste streams at the production plant resulting in reduction of waste produced at the source.

7.0 STATEMENT OF WORK

Project Objective - The objective of this proposal is to conduct bench scale testing of the high-frequency eddy-current separator provides by EMPS.

Task 1: Provide EMPS with technical details and methods of building HFECS. Provide information on improving field strength and operational frequency of the magnet.

Task 2: Build a continuous flow circuit to test foundry sands, slogs, magnesium smut and other feed stock materials.

Task 3: Analyze the data to quantify the effect of variables on the separation performance. Quantify the energy consumed for each material. Quantify cost of operation.

Task 4: Operate the device in Salt Lake area plant sites and collect data. Analyze data as in Task 3.

Task 5: Provide market analysis of the devices potential in industry.

                                   Appendix B

                                Itemized Budget

------------------------------------------------------------------------------------------------------------------------------------

     DOE F 4620.1                                    U.S. Department of Energy                             OMB Control No.
     (04-93)                                           Budget Page                                         1910-1400
     All Other Editions Are Obsolete                 (See reverse for Instructions)                        OMB Burden Disclosure
                                                                                                           Statement on Reverse

------------------------------------------------------------------------------------------------------------------------------------
ORGANIZATION                                                                                    Budget Page No:      1
                                                                                                                 -----------
          University of Utah
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTIGATOR/PROJECT DIRECTOR                                                         Requested Duration:  12     (Months)
                                                                                                                 -----------
                         Raj Rajamani
------------------------------------------------------------------------------------------------------------------------------------
A. SENIOR PERSONNEL: PI/PD, Co-PI's, Faculty and Other Senior Associates            DOE Funded
     (List each separately with title; A.6. show number in brackets)               Person-mos.  Funds Requested    Funds Granted
                                                                            --------------------------------------------------------
                                                                             CAL   ACAD   SUMR   by Applpicant         by DOE
------------------------------------------------------------------------------------------------------------------------------------
1         Raj Rajamani                                                                     1.08           $8,000
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2         Terrence D. Chatwin                                                 0.39                        $2,506
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3
------------------------------------------------------------------------------------------------------------------------------------
4
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5
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6. (   )  OTHERS (LIST INDIVIDUALLY ON BUDGET EXPLANATION PAGE)
------------------------------------------------------------------------------------------------------------------------------------
7  (   )  TOTAL SENIOR PERSONNEL  (1-6)                                       0.39         1.08          $10,506
------------------------------------------------------------------------------------------------------------------------------------
B.   OTHER PERSONNEL (SHOW NUMBERS IN BRACKETS)
------------------------------------------------------------------------------------------------------------------------------------
1. (    )  POST DOCTORAL ASSOCIATES
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2. (    )  OTHER PROFESSIONAL (TECHNICIAN, PROGRAMMER, ETC.)
------------------------------------------------------------------------------------------------------------------------------------
3. (    )  GRADUATE STUDENTS                                                                             $15,000
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4. (    )  UNDERGRADUATE STUDENTS
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5. (    )  SECRETARIAL - CLERICAL
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6. (    )  OTHER
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     TOTAL SALARIES AND WAGES (A+B)                                                                      $25,506
------------------------------------------------------------------------------------------------------------------------------------
C.   FRINGE BENEFITS (IF CHARGED AS DIRECT COSTS)                                                      $4,816.98
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL SALARIES, WAGES AND FRINGE BENEFITS (A+B+C)                                                   $30,323
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D.   PERMANENT EQUIPMENT  (LIST ITEM AND DOLLAR AMOUNT FOR EACH ITEM.)


                                                                                               ------------------------------------
     TOTAL PERMANENT EQUIPMENT
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E.   TRAVEL                               1.  DOMESTIC  (INCL. CANADA AND U.S. POSSESSIONS)
------------------------------------------------------------------------------------------------------------------------------------
                                          2.  FOREIGN
                                          ------------------------------------------------------------------------------------------

                                                                                                ------------------------------------
     TOTAL TRAVEL
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F.   TRAINEE/PARTICIPANT COSTS
      1 STIPENDS  (Itemize levels, types + totals on budget justification page)
                                                                                                ------------------------------------
      2 TUITION & FEES
                                                                                                ------------------------------------
      3 TRAINEE TRAVEL
                                                                                                ------------------------------------
      4 OTHER  (fully explain on justification page)
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     TOTAL PARTICIPANTS       (            )                TOTAL COST
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G.   OTHER DIRECT COSTS
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      1 MATERIALS AND SUPPLIES                                                                            $3,000
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      2 PUBLICATION COSTS/DOCUMENTATION/DISSEMINATION
------------------------------------------------------------------------------------------------------------------------------------
      3 CONSULTANT SERVICES
------------------------------------------------------------------------------------------------------------------------------------
      4 COMPUTER (ADPE) SERVICES
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      5 SUBCONTRACTS
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      6 OTHER
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        TOTAL OTHER DIRECT COSTS                                                                          $3,000
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H.   TOTAL DIRECT COSTS  (A THROUGH G)                                                                   $33,323
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I.   INDIRECT COSTS  (SPECIFY RATE AND BASE)
     TOTAL INDIRECT COSTS                                                                             $16,661.49
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J.   TOTAL DIRECT AND INDIRECT COSTS  (H+I)                                                              $49,984
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K.   AMOUNT OF ANY REQUIRED COST SHARING FROM NON-FEDERAL SOURCES
------------------------------------------------------------------------------------------------------------------------------------
L.   TOTAL COST OF PROJECT  (J+K)                                                                        $49,984
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
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     DOE F 4620.1                                    U.S. Department of Energy                             OMB Control No.
     (04-93)                                           Budget Page                                         1910-1400
     All Other Editions Are Obsolete                 (See reverse for Instructions)                        OMB Burden Disclosure
                                                                                                           Statement on Reverse
------------------------------------------------------------------------------------------------------------------------------------
ORGANIZATION                                                                                    Budget Page No:      2
          University of Utah
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTIGATOR/PROJECT DIRECTOR                                                         Requested Duration:  12     (Months)
                                                                                                                 -----------
                         Raj Rajamani
------------------------------------------------------------------------------------------------------------------------------------
A. SENIOR PERSONNEL: PI/PD, Co-PI's, Faculty and Other Senior Associates            DOE Funded
     (List each separately with title; A.6. show number in brackets)               Person-mos.  Funds Requested    Funds Granted
                                                                            --------------------------------------------------------
                                                                             CAL   ACAD   SUMR   by Applpicant         by DOE
------------------------------------------------------------------------------------------------------------------------------------
1         Raj Rajamani                                                                     1.08           $8,000
------------------------------------------------------------------------------------------------------------------------------------
2         Terrence D. Chatwin                                                 0.78                        $5,012
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------
4
------------------------------------------------------------------------------------------------------------------------------------
5
------------------------------------------------------------------------------------------------------------------------------------
6. (   )  OTHERS (LIST INDIVIDUALLY ON BUDGET EXPLANATION PAGE)
------------------------------------------------------------------------------------------------------------------------------------
7  (   )  TOTAL SENIOR PERSONNEL  (1-6)                                       0.78         1.08          $13,012
------------------------------------------------------------------------------------------------------------------------------------
B.   OTHER PERSONNEL (SHOW NUMBERS IN BRACKETS)
------------------------------------------------------------------------------------------------------------------------------------
1. (    )  POST DOCTORAL ASSOCIATES
------------------------------------------------------------------------------------------------------------------------------------
2. (    )  OTHER PROFESSIONAL (TECHNICIAN, PROGRAMMER, ETC.)
------------------------------------------------------------------------------------------------------------------------------------
3. (    )  GRADUATE STUDENTS                                                                             $15,000
------------------------------------------------------------------------------------------------------------------------------------
4. (    )  UNDERGRADUATE STUDENTS
------------------------------------------------------------------------------------------------------------------------------------
5. (    )  SECRETARIAL - CLERICAL
------------------------------------------------------------------------------------------------------------------------------------
6. (    )  OTHER
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL SALARIES AND WAGES (A+B)                                                                      $28,012
------------------------------------------------------------------------------------------------------------------------------------
C.   FRINGE BENEFITS (IF CHARGED AS DIRECT COSTS)                                                      $5,643.96
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL SALARIES, WAGES AND FRINGE BENEFITS (A+B+C)                                                   $33,656
------------------------------------------------------------------------------------------------------------------------------------
D.   PERMANENT EQUIPMENT  (LIST ITEM AND DOLLAR AMOUNT FOR EACH ITEM.)


                                                                                                ------------------------------------
     TOTAL PERMANENT EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
E.   TRAVEL                               1.  DOMESTIC  (INCL. CANADA AND U.S. POSSESSIONS)
------------------------------------------------------------------------------------------------------------------------------------
                                          2.  FOREIGN
                                          ------------------------------------------------------------------------------------------
     TOTAL TRAVEL
------------------------------------------------------------------------------------------------------------------------------------
F.   TRAINEE/PARTICIPANT COSTS
                                                                                                ------------------------------------
      1 STIPENDS  (Itemize levels, types + totals on budget justification page)
                                                                                                ------------------------------------
      2 TUITION & FEES
                                                                                                ------------------------------------
      3 TRAINEE TRAVEL
                                                                                                ------------------------------------
      4 OTHER  (fully explain on justification page)
                                                                                                ------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL PARTICIPANTS      (      )                TOTAL COST
------------------------------------------------------------------------------------------------------------------------------------
G.   OTHER DIRECT COSTS
------------------------------------------------------------------------------------------------------------------------------------
      1 MATERIALS AND SUPPLIES                                                                            $3,000
------------------------------------------------------------------------------------------------------------------------------------
      2 PUBLICATION COSTS/DOCUMENTATION/DISSEMINATION
------------------------------------------------------------------------------------------------------------------------------------
      3 CONSULTANT SERVICES
------------------------------------------------------------------------------------------------------------------------------------
      4 COMPUTER (ADPE) SERVICES
------------------------------------------------------------------------------------------------------------------------------------
      5 SUBCONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
      6 OTHER
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL OTHER DIRECT COSTS                                                                          $3,000
------------------------------------------------------------------------------------------------------------------------------------
H.   TOTAL DIRECT COSTS  (A THROUGH G)                                                                   $36,656
------------------------------------------------------------------------------------------------------------------------------------
I.   INDIRECT COSTS  (SPECIFY RATE AND BASE)

                                                                                                ------------------------------------
     TOTAL INDIRECT COSTS                [(65,655 + 10,000 +6,165 +4,000 + 5,000) x 0.50]             $18,327.98
------------------------------------------------------------------------------------------------------------------------------------
J.   TOTAL DIRECT AND INDIRECT COSTS  (H+I)                                                              $54,984
------------------------------------------------------------------------------------------------------------------------------------
K.   AMOUNT OF ANY REQUIRED COST SHARING FROM NON-FEDERAL SOURCES
------------------------------------------------------------------------------------------------------------------------------------
L.   TOTAL COST OF PROJECT  (J+K)                                                                        $54,984
------------------------------------------------------------------------------------------------------------------------------------

                              Department of Energy
                               Golden Field Office
                               1617 Cole Boulevard
                           Golden, Colorado 80401-3393

Mr. Stephen Smoot
EMPS Research Corporation
875 Donner Way #705
Salt Lake City, UT 84108

Dear Mr. Smoot:

SUBJECT GRANT NO. DE-FG36-OIGOI 1035, "DEVELOPMENT OF A HIGH FREQUENCY EDDY-CURRENT SEPARATOR," AOO1

Enclosed are two copies of the subject Grant which have been executed on behalf of the U.S. Department of Energy (DOE). The purpose of this amendment is to incrementally fund DOE's share for the project's current budget period. Please sign all copies of the Grant in Block 20 of the Notice of Financial Assistance Award (NFAA). Retain one copy for your file, and return the remaining copies to me at the above address no later than two weeks from the date received.

Questions or comments of a technical nature concerning this amendment should be addressed to the Project Officer, Roxanne Danz at (303) 275-4706. Matters of an administrative nature should be addressed to the undersigned at (303) 275-4737.

Sincerely,

Margo A.
Financial Assistance Specialist

Enclosures: As Stated

DOE F 4600. 1 [08-93)

                            U.S. DEPARTMENT OF ENERGY
                      NOTICE OF FINANCIAL ASSISTANCE AWARD

Under the authority of Public Law 95-91 Energy Organization Act subject to legislation, regulations and policies applicable (cite legislative program)

1. PROJECT TITLE

Development of an High Frequency Eddy-Current Separator

3. RECIPIENT (Name, address, zip code, area code and telephone No.) EMPS Research Corporation 875 Donner Way, Unit 705 Salt Lake City, UT 84108

8. RECIPIENT PROJECT DIRECTOR (Name and telephone No.) Stephen Smoot
(801)582-7600

9. RECIPIENT BUSINESS OFFICER (Name and telephone No.) Stephen Smoot
(801) 582-7600

1 0. DOE PROJECT OFFICER (Name, address, telephone No.) Ms. Roxanne Danz,
(303)276-4706 Golden Field Office 1617 Cole Blvd. Golden, CO 80401

2. INSTRUMENT TYPE

      GRANT                COOPERATIVEAGREEMENT

5. AMENDMENT NO A001

4. INSTRUMENT NO.

           DE-FG36-010011035

6. BUDGET FROM: 02/01/2001         7. PROJECT FROM: 02/01/2001
    PERIOD                             PERIOD

THRU: 01/31/2003

THRU: 01/31/2003

10. TYPE OF AWARD
      [ ] NEW           [ ]  CONTINUATION     [ ]  RENEWAL

      [X] REVISION      [ ]  SUPPLEMENT

12. ADMINISTERED FOR DOE BY (Name, address, telephone No.)
     Ms. Margo Gorin, (303) 275-4737
     Golden Field Office
     1617 Cole Blvd.
     Golden, CO 80401

13. RECIPIENT TYPE      [ ]  STATE GOV'T            [ ]  INDIAN TRIBAL GOV"T

[ ]  HOSPITAL           [ ]  FOR PROFIT             [ ]  INDIVIDUAL

[ ]  LOCAL GOV'T        [ ]  INSTITUTION OF         [ ]  OTHER NONPROFIT

[ ]  OTHER (specify)    [ ]  HIGHER EDUCATION       [ ]  ORGANIZATION

[ ]  ORGANIZATION       [X]  C P S

14. ACCOUNTING AND APPROPRIATIONS DATA
   a. Appropriation Symbol   b. B & R Number     c. FT/AFP/OC     d. CFA Number

       89X0216.91     ED1906020    HA/AL1691/410     N/A      DUNS:    009338125

15. EMPLOYER  I.D. NUMBER/SSN
    TIN/SSN: 87-0617371

16. BUDGET AND FUNDING INFORMATION

     A. CURRENT BUDGET PERIOD INFORMATION

                 CUMULATIVE DOE OBLIGATIONS
                                                         $ 126,942.00

(1) DOE Funds Obligated This Action                         30,000.00
(2) DOE Funds Authorized for Carry Over                          0.00

(3) DOE Funds Previously Obligated in This Budget Period $  96,942.00

(4) DOE Share of Total approved Budget                   $ 199,000.00
(5) Recipient Share of Total Approved Budget             $  85,000.00
(6) Total Approved Budget                                $ 284,000.00

17. TOTAL ESTIMATED COST OF PROJECT                      $ 284,000.00
                                                         ------------

(1) This Budget Period

    (Total of lines a. (1) and a. (3))

(2) Prior Budget Periods

(3) Project Period to Date
    (Total of lines b. (1) and b. (2))

(This is the current estimated cost of the project. It is not a promise to award nor an authorization to expend funds in this amount.)

18. AWARD/AGREEMENT TERMS AND CONDITIONS
     This award/agreement consists of this form plus the following:
     a. Special terms and conditions (if grant) or schedule, general provisions, special provisions (if cooperative agreement)
     b. Applicable program regulations (specify) N/A
                                                                         Date) -
     c. DOE Assistance Regulations, 10 CFR 600, as amended, Subparts A and
        [x] (Grants) or [ ] c (Cooperative Agreements).

     d. Application/proposal dated 08/09/00 as submitted
        [X]  with changes as negotiated.         04/06/2001 negotiated date

19. REMARKS

    See Page 2 of this Notice of Financial Assistance Award.

20. EVIDENCE OF RECIPIENT ACCETANCE

(Signature of Authorized Recipient Official)                   (Date)


21. AWARDED BY

       -----------------------                          ----------------------
         (Signature)                                           (Date)
       James P. Damm
       (Name)
       Contracting Officer
      (Title)

DE-FG36-01 GO 1103 5, A001

A. The purpose of this amendment is to incrementally fund DOE's share for the project's current budget period.

Accordingly, the Grant is amended as follows:

         1. In the Notice of Financial Assistance Award, the following changes are made:

Blocks 16A and B, BUDGET AND FUNDING INFORMATION, are changed to reflect an increase in DOE's obligation for the current budget period by $30,000, from $96,942 to $126,942.

         2. Appendix C, Provision 7, "NOTICE OF PARTIAL FUNDING ' is deleted in its entirely, and is replaced with the following:

NOTICE OF PARTIAL FUNDING

This award is partially funded on a cost reimbursement basis with fee or profit. The total estimated cost of the award for the current budget period, 02/01/2001 -01/31/2003, is $284,000. The cumulative DOE obligation for the current budget period is $126,942 and, subject to the availability of additional funds, DOE anticipates obligating an additional $72,058 for the current budget period. The participant shall not be required to continue performance of the project beyond the total of (a) the amount of funds set forth as the Cumulative DOE Obligation for the current budget period in Block 16.B(1) of the Notice of Financial Assistance Award. In addition, DOE shall not be obligated to provide additional funding under this award.

B. All other terms and conditions of the Grant are unchanged.